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                                                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 9, 2002 relating to the financial statements, which appears on page 72 in M&T Bank Corporation's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the references to us under Item 5 "Interests of Named Experts and Counsel" in such Registration Statement.




/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Buffalo, New York
March 14, 2002



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